UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 22, 2009
Date of Report (Date of earliest event reported)

WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT

Section 8 - Other Events

Item 8.01	Other Events.

On July 22, 2009, WSFS Financial Corporation (the “Registrant”) issued a press release announcing a conference call to discuss second quarter earnings to be held on July 27, 2009. The Registrant also announced in the press release that Mark A. Turner, President and Chief Executive Officer, Calvert A. Morgan, Jr., Vice Chairman of WSFS Bank, Stephen A. Fowle, Executive Vice President and Chief Financial Officer and Rodger Levenson, Executive Vice President and Director of Commercial Banking, will be making a presentation at the Keefe, Bruyette & Woods, Inc. Tenth Annual Community Bank Investor Conference in New York to be held on July 28, 2009. The presentation will be broadcast live over the internet at the website set forth in the press release. The press release is filed as Exhibit 99 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99	Press Release dated July 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION
Date: July 22, 2009	By:	/s/ Stephen A. Fowle
Stephen A. Fowle Executive Vice President and Chief Financial Officer